UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           September 11, 2009
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                      Northern Empire Energy Corp.
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-52725                        20-4765268
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

             118 8th Ave. NW, Calgary, Alberta  T2M 0A4, Canada
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                 403-456-2333
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities.

On September 11, 2009, Northern Empire Energy Corp. (the "Company") announced the closing of its private placement offering for total gross proceeds representing $369,208 USD for 615,347 unregistered and restricted common shares of the Company's stock to one Canadian investor. The principal amount of each Unit of this offering includes a Unit which consists of one common share of Northern Empire Energy Corp. (a "Common Share") at $0.60 per share and one warrant to purchase a Common Share for two years at $1.00 per share.

We relied upon Regulation S of the Securities Act of 1933, as amended, to non US citizens or residents. The Offering was not offered to or sold in the United States or to any United States persons outside of the United States. The securities that were offered and sold were not and have not been registered under the Securities Act of 1933 and have not been offered or sold in the United States absent registration or an applicable exemption from registration requirements of the United States. The Company took special measures to assure that the securities were not sold in the United States to comply with these requirements.

We believed that Regulation S was available because:

  o None of these issuances involved underwriters, underwriting discounts or commissions;

  o We placed Regulation S required restrictive legends on all certificates issued;

  o No offers or sales of stock under the Regulation S offering were made to persons in the United States;

  o No direct selling efforts of the Regulation S offering were made in the United States.

In connection with the above transaction, we provided the accredited investor the following:

  o  Access to all our books and records.

  o Access to all material contracts and documents relating to our operations.

  o The opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.

Prospective investors were invited to review at our offices at a reasonable hour, after reasonable advance notice, any materials available to us concerning our business. Prospective Investors were also invited to visit our offices.

Proceeds from the Offering will be used by Northern Empire Energy Corp. towards an initial drill program on the Company's Turin prospect in south-east Alberta, Canada.

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Item 7.01  Regulation FD Disclosure

On September 14, 2009, Northern Empire Energy Corp. issued a press release that the Company is beginning a drill program on the Turin Prospect in south-east Alberta, Canada.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1  Press release issued on September 14, 2009 by Northern Empire
      Energy Corp.*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Northern Empire Energy Corp.
                               ----------------------------------
                                            Registrant

                                By: /s/ Jeffrey Cocks
                                ------------------------------------
                                Name:   Jeffrey Cocks
                                Title:  President, Chief Financial
                                        Officer and Director


Dated:  September 14, 2009
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